Significant Accounting Policies (Tables)	12 Months Ended
Mar. 31, 2021
Accounting Policies [Abstract]
Impact on Net Income and Other Comprehensive Income (Loss)

The following table summarizes the impact on both consolidated net income and other comprehensive income (loss) utilizing USD as the functional currency of Taro Canada as of March 31, 2020, compared to the related impact if the functional currency of Taro Canada would have remained CAD (excluding FX from transactions denominated in CAD recorded in the respective period):

	USD as Functional Currency (in USD)*	CAD as Functional Currency (in USD)**
		(Unaudited Pro Forma)
Financial (income) expense, net - attributed to foreign translation gain	$(14,838)	$(46,667)
Other comprehensive loss - attributed to foreign currency translation adjustments	$(1)	$(92,959)

*Based on consolidated amounts of the Group for the fiscal year ended March 31, 2020, which was the first fiscal year Taro Canada utilized USD as the functional currency.  Includes Taro Canada amounts reported in USD with USD as functional currency.

**Based on unaudited pro forma consolidated amounts of the Group for the fiscal year ended March 31, 2020.  Includes Taro Canada unaudited pro forma amounts reported in USD with CAD as functional currency.

Schedule of annual depreciation rates of property, plant and equipment
%
Building	2.5 - 10
Machinery and equipment	5 - 10
Motor vehicles	20
Furniture, fixtures, office equipment, computer equipment and software	6 - 33